UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2026

Dell Technologies Inc.

(Exact name of registrant as specified in its charter)

Texas	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, par value $0.01 per share	DELL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modifications to Rights of Security Holders.

The information set forth in Item 5.03 of this report is incorporated by reference into this Item 3.03.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 2, 2026, the Board of Directors (the “Board”) of Dell Technologies Inc. (the “Company”) approved amendments to the Company’s bylaws (the “Bylaw Amendments”), effective July 2, 2026, to provide that the Company affirmatively elects to be governed by Section 21.373 of the Texas Business Organizations Code (the “TBOC”) and implement related changes. The Bylaw Amendments, which are incorporated into amended and restated bylaws of the Company approved by the Board effective July 2, 2026 (the “Amended and Restated Bylaws”), provide that, subject to the exceptions provided in Section 21.373 of the TBOC, a shareholder or group of shareholders may submit a proposal for approval at a meeting of the Company’s shareholders, including a proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, only if (i) such shareholder or group of shareholders holds, as of the date the proposal is submitted, voting shares of the Company equal to at least (a) $1,000,000 in market value or (b) 3% of the Company’s outstanding voting shares, determined as of the date the proposal is submitted, (ii) such shareholder or group of shareholders has held such shares continuously for at least six months prior to the meeting, (iii) such shareholder or group of shareholders continues to own such shares through the entire duration of the meeting and (iv) such shareholder or group of shareholders solicits the holders of shares representing at least 67% of the voting power of shares entitled to vote on the proposal.

The foregoing description of the Bylaw Amendments is qualified in all respects by reference to the text of the Amended and Restated Bylaws filed as Exhibit 3.2 to this report. Exhibit 3.2 is marked to show all amendments to the Company’s bylaws that became effective on July 1, 2026. Text that was added to the prior bylaws by the Bylaw Amendments is underlined and text that was deleted from the prior bylaws by the Bylaw Amendments is struck through.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following are herewith filed as exhibits to this report:

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Dell Technologies Inc. (marked copy showing changes to prior bylaws of Dell Technologies Inc.)

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2026	Dell Technologies Inc.

	By:	/s/ Christopher A. Garcia
Christopher A. Garcia Senior Vice President and Assistant Secretary
(Duly Authorized Officer)